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                                                                   EXHIBIT 10.26

                            GMS DENTAL GROUP, INC.
                            ---------------------
                         COMMON STOCK ESCROW AGREEMENT
                         -----------------------------

     THIS COMMON STOCK AGREEMENT, dated as of October 11, 1996 between GMS
                                                                       ---
DENTAL GROUP, INC., a Delaware corporation (the "Corporation"), and GRANT M.
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SADLER and KENNETH J. DAVIS. (each a "Purchaser," collectively, the
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"Purchasers"),


                             W I T N E S S E T H:

     WHEREAS, the Corporation has issued to Purchasers certain shares of the Corporation as herein described; and

     WHEREAS, the Corporation has issued the shares to Purchasers on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, it is agreed between the parties as follows:

     1. The Corporation issued 1,367,201 shares of the Corporation's common stock to Purchasers (the "Stock"), at a purchase price of $.10 per share of which 393,250 shares of common stock issued to Mr. Sadler and 211,750 shares of common stock issued to Mr. Davis (the "vesting Stock") are subject to a four (4) year vesting schedule as follows:

          (i)   One-quarter (1/4) (which vested on the date of issuance);

          (ii) One-quarter (1/4) of the balance which vests on the first anniversary of the date hereof; and

          (iii) The remainder of the Vesting Stock vests in equal amounts monthly for the remaining term of the vesting schedule.

     2. In addition to the Vesting Stock, 495,431 shares of the Corporation's common stock issued to Mr. Sadler and 266,770 shares of the Corporation's common stock issued to Mr. Davis (the "Repurchase Right Stock"), are not subject to the four (4) year vesting described above in Section 1 but are subject to the right of the corporation to repurchase the Repurchase Stock at a price of $.10 per share (the "Repurchase Right") which Repurchase Right expires on the earlier of: (a) the achievement by the Company of certain performance milestones over a two (2) year period described in Exhibit A attached hereto and made a part hereof or (b) nine (9) years and nine (9) months from the date of issuance.

     3. The Repurchase Right shall be exercised by written notice signed by an officer of the Corporation and delivered or mailed as provided in Section 11 of this Agreement to the Escrow Agent and the Purchasers.

     4. (a) To ensure the availability for delivery of Purchasers' shares upon exercise of the Repurchase Right herein provided for, Purchaser agrees at the Closing hereunder, to

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deliver to and deposit with the Secretary of the Corporation acting as escrow agent (the "Escrow Agent"), the certificate or certificates evidencing the Vesting Stock and the Repurchase Right Stock and Assignments Separate from Certificate duly executed (with date and number of shares in blank) by the Purchasers. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent in accordance with the terms and conditions of this Agreement.

     (b) Within ten (10) days after the last day of each full calendar year after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing the shares of vested Vesting Stock and those shares of Repurchase Right Stock as are no longer subject to the Repurchase Right (less such shares as have been previously delivered).

     5. Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and he or she may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by him or her to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be personally liable for any act he or she may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of his or her own good judgment, and any act done or omitted by him or her pursuant to the advice of his or her own attorneys shall be conclusive evidence of such good faith. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     6. The corporation shall not be required (a) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     7. Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation, including the right to vote as a stockholder of the Corporation with respect to the Stock held in Escrow.

     8. At all times while the Escrow Agent is holding said shares hereunder, the Escrow Agent shall collect and hold any other securities and/or other property distributed, other than cash dividends on such shares, on account of such stock, all of which shall be subject to the Escrow hereunder.

     9. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

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     10.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post
Office with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below such party's signature or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

     11. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon Purchasers and Purchasers heirs, executors, administrators, successors and assigns. The failure of the Corporation in any instance to exercise the Repurchase Right described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

     12. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California, except with respect to choice of law.

     13. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   GMS DENTAL GROUP, INC.


                                   By  /s/ Grant Sadler
                                      ------------------------------
                                   Name  Grant Sadler
                                        ----------------------------
                                   Title PRESIDENT
                                         ---------------------------
                                   Address 180 N. Riverview Dr.
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                                           Suite 255
                                           -------------------------
                                           Anaheim Hills, CA 92808
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                                   PURCHASERS:
                                   ----------


                                     /s/ Grant M. Sadler
                                   ------------------------------------------
                                             Grant M. Sadler


                                   Address   455 Bridgeview Dr.
                                             --------------------------------
                                             Anaheim Hills, CA 92808
                                             --------------------------------

                                             --------------------------------


                                     /s/ Kenneth J. Davis
                                   ------------------------------------------
                                             Kenneth J. Davis


                                   Address   26236 Devonshire
                                             --------------------------------
                                             Mission Viejo, CA
                                             --------------------------------
                                             92692-3279
                                             --------------------------------

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